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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 1, 2000

COWLITZ BANCORPORATION
(Exact name of registrant as specified by its charter)

Washington	000-23881	91-1529841
(State of jurisdiction of incorporation)	(Commission file No.)	(I.R.S. Employer Identification No.)

927 Commerce Avenue
Longview, Washington 98632
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code:  (360)423-9800

ITEM 7.  Financial Statements and Exhibits

(a)
Financial statements of business acquired incorporated by reference.

    The response to this item is incorporated by reference to the Northern Bank of Commerce December 31, 1999 10-KSB and March 31, 2000 10-QSB.

(b)
Pro forma financial information.

SIGNATURE

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

COWLITZ BANCORPORATION
By:	/s/ HARVE MENKENS Harve Menkens President

Date: September 11, 2000

COWLITZ BANCORPORATION

PRO FORMA CONSOLIDATED BALANCE SHEET

(unaudited)

(in thousand of dollars, except number of shares)

	Historical
	March 31, 2000 Cowlitz	March 31, 2000 Northern	Pro forma Adjustment		Pro forma Consolidated
ASSETS
Cash and due from banks	$20,261	$7,979	$(3,039	)(2)	$25,201
Investment securities
Investments available-for-Sale	4,431	4,692	—		9,123
Investments held-to-maturity	4,564	—	—		4,564
Loans, net	167,519	36,228	—		203,747
Loans held for sale	5,283	—	—		5,283
Premises and equipment	5,802	116	—		5,918
Federal Home Loan Bank stock	3,147	—	—		3,147
Intangible assets	4,832	—	765	(4)	5,597
Other assets	3,177	611	1,224	(7)	5,012

TOTAL ASSETS	$219,016	$49,626	$(1,050)		$267,592

LIABILITIES
Deposits	$154,458	$47,457	$—		$201,915
Borrowings	31,761	—	—		31,761
Other liabilities	1,827	207	605	(3)	2,639

Total Liabilities	188,046	47,664	605		236,315
SHAREHOLDERS' EQUITY
Preferred stock	—	—	—		—
Common stock	18,292	1,226	(1,226	)(6)	18,292
Additional paid in capital	1,538	2,961	(2,961	)(6)	1,538
Retained earnings	11,178	(2,176)	2,176	(6)
			307	(7)	11,485
Net unrealized loss on investments available-for-sale	(38)	(49)	49	(6)	(38)

Total shareholders' equity	30,970	1,962	(1,655)		31,277

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$219,016	$49,626	$(1,050)		$267,592

COWLITZ BANCORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(unaudited)

(in thousand of dollars, except number of shares and per share amounts)

	Historical
	March 31, 2000		Pro forma Adjustment	Pro forma Consolidated
	Cowlitz	Northern
INTEREST INCOME
Interest and fees on loans	$4,840	$1,020	$—	$5,860
Interest investment securities	219	70	—	289
Interest from other banks	86	88	—	174

Total interest income	5,145	1,178	—	6,323

INTEREST EXPENSE
Deposits	1,286	488	—	1,774
Borrowings	385	—	—	385

Total interest expense	1,671	488	—	2,159

Net interest income before provision for loan losses	3,474	690	—	4,164
PROVISION FOR LOAN LOSSES	370	772	—	1,142

Net interest income after provision For loan losses	3,104	(82)	—	3,022

NONINTEREST INCOME
Service charge on deposit accounts	171	19	—	190
Other income	363	17	—	380
Net gain on sale of available-for-sale securities	6	—	—	6

Total noninterest income	540	36	—	576

NONINTEREST EXPENSE
Salaries and employee benefits	2,581	362	—	2,943
Net occupancy and equipment expense	461	64	—	525
Other operating expense	892	431	13 (5)	1,336

Total noninterest expense	3,934	857	13	4,804

Income before income taxes	(290)	(903)	(13)	(1,206)
INCOME TAXES	(80)	—	(307)	(387)

Net income	(210)	(903)	294	(819)

BASIC EARNINGS PER SHARE	$0.05	$(0.74)		$(0.20)
DILUTED EARNINGS PER SHARE	$0.05	$(0.74)		$(0.20)
Average common shares outstanding:
Basic	4,008,851	1,225,597		4,008,851
Diluted	4,008,851	1,225,597		4,008,851

COWLITZ BANCORPORATION

PRO FORMA CONSOLIDATED STATEMENT OF INCOME

(unaudited)

(in thousands of dollars, except number of shares and per share amounts)

	Historical
	December 31, 1999		Pro forma Adjustment	Pro forma Consolidated
	Cowlitz	Northern
INTEREST INCOME
Interest and fees on loans	$15,344	$5,459	$—	$20,803
Interest on investment securities	902	146	—	1,048
Interest from other banks	473	409	—	882

Total interest income	16,719	6,014	—	22,733

INTEREST EXPENSE
Deposits	3,801	2,503	—	6,304
Borrowings	1,447	—	—	1,447

Total interest expense	5,248	2,503	—	7,751

Net interest income before provision for loan losses	11,471	3,511	—	14,982
PROVISION FOR LOAN LOSSES	1,349	1,529	—	2,878

Net interest income after provision For loan losses	10,122	1,982	—	12,104

NONINTEREST INCOME
Service charge on deposit accounts	698	71	—	769
Other income	1,129	93	—	1,222
Net gain on sale of available-for-sale securities	(2)	—	—	(2)

Total noninterest income	1,825	164	—	1,989

NONINTEREST EXPENSE
Salaries and employee benefits	6,088	1,441	—	7,529
Net occupancy and equipment expense	1,457	245	—	1,702
Other operating expense	3,326	1,898	51 (5)	5,275

Total noninterest expense	10,871	3,584	51	14,506

Income before income taxes	1,076	(1,438)	(51)	(413)
INCOME TAXES	420	382	(871)	(69)

Net income	656	(1,820)	820	(344)

BASIC EARNINGS PER SHARE	$0.16	$(1.49)		$(0.09)
DILUTED EARNINGS PER SHARE	$0.16	$(1.49)		$(0.08)
Average common shares outstanding:
Basic	4,054,657	1,225,597		4,054,657
Diluted	4,097,248	1,225,597		4,097,248

Notes to the pro forma combined financial statements:

1.
Basis of Presentation

  The unaudited pro forma combined balance sheet combines the historical consolidated balance sheets of Cowlitz Bancorp and Northern Bank as if the merger had become effective on March 31, 2000. The pro forma combined statements of income for the three months ended March 31, 2000 and the year ended December 31, 1999 combine the historical consolidated statements of income of Cowlitz Bancorp and Northern Bank as if the merger had become effective on January 1, 1999.

  The merger is accounted for as a purchase. Under this method of accounting, assets and liabilities of Northern Bank are adjusted to their estimated fair value and combined with the recorded book values of the assets and liabilities of Cowlitz. Fair value adjustments are subject to update as additional information becomes available.

2.
Purchase Price

  Under the terms of the merger agreement, the purchase price is up to $3.35 per share of Northern Bank stock, paid in cash. The purchase price is based on Northern Bank's shareholders' equity of $2,348,199. The purchase price is subject to adjustment based upon Northern Bank's shareholders' equity at the time of closing. If Northern Bank's shareholders' equity immediately prior to closing is less than $2,348,199, the merger consideration will be reduced by an amount equal to 1.75 times the difference between $2,348,199 and Northern Banks' shareholders' equity immediately prior to closing. The purchase price was based on closing equity on July 1, 2000 of $1,736,846 or $2.48 per Northern Bank share.

3.
Direct Acquisition Costs

  In addition to the cash, also included in the purchase price are other direct acquisition costs, such as legal, accounting and other professional fees. These costs are preliminarily expected to be approximately $605,000.

4.
Allocation Of Purchase Price and Calculation Of Goodwill

  The unaudited pro forma combined financial statements assume the following with respect to the allocation of the purchase price and determination of goodwill and other intangibles:

Cash paid	$3,039,481
Estimated direct costs	605,000

Total purchase price	3,644,481
Estimated fair value of Northern Bank's net assets at June 30, 2000	2,878,746

Estimated goodwill	$765,735

  For purposes of the pro forma combined balance sheet, estimates have been made of the fair value of Northern Bank's assets and liabilities as of June 30, 2000.

  Fair value adjustments are subject to update as additional information becomes available.

5.
Goodwill

  The goodwill recorded in connection with the merger will be amortized on a straight-line basis over a fifteen-year period.

6.
Northern Bank Shareholders' Equity

  For purposes of the pro forma combined financial statements, Northern Bank's equity has been eliminated.

7.
Income Taxes

  The additional tax benefit in the pro forma income statement for the three month period ended March 31, 2000 represents Cowlitz Bancorp's utilization of Northern Banks pretax loss for that period.

  A deferred tax asset of $734,000 has been added to the pro forma combined balance sheet. Northern Bank had provided a valuation allowance against these assets since it was uncertain if they would be able to utilize these assets in future periods. Cowlitz expects to be able to utilize these assets.

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